Exhibit 24.01

                                POWER OF ATTORNEY

     Each of the undersigned directors of SCANA Corporation (the "Company"), hereby appoint W. B. Timmerman and Kevin B. Marsh, and each of them severally, his or her true and lawful attorney or attorney's, with the power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3 and any and all amendments thereto with respect to the issuance and sale of up to $700,000,000 of the Company's medium term notes.

Dated:  August 31, 1999
        Columbia, South Carolina


s/B. L. Amick                                                 s/W. H. Hipp
B. L. Amick                                                   W. H. Hipp
Director                                                      Director


s/J. A. Bennett                                               s/L. M. Miller
J. A. Bennett                                                 L. M. Miller
Director                                                      Director


s/W. B. Bookhart, Jr.                                         s/J. B. Rhodes
W. B. Bookhart, Jr.                                           J. B. Rhodes
Director                                                      Director


s/H. M. Chapman                                               s/M. K. Sloan
H. M. Chapman                                                 M. K. Sloan
Director                                                      Director


s/E. T. Freeman                                               s/H. C. Stowe
E. T. Freeman                                                 H. C. Stowe
Director                                                      Director


s/L. M. Gressette, Jr.                                        s/W. B. Timmerman
L. M. Gressette, Jr.                                          W. B. Timmerman
Director                                                      Director


s/D. M. Hagood
D. M. Hagood
Director





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                                                                  Exhibit 24.02


                                POWER OF ATTORNEY

     Each of the undersigned directors of SCANA Corporation (the "Company"), hereby appoint W. B. Timmerman and Kevin B. Marsh, and each of them severally, his or her true and lawful attorney or attorney's, with the power to act with or without the other, and with full power of substitution and re-substitution, to execute in his or her name, place and stead in his or her capacity as director of the Company and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement on Form S-3 and any and all amendments thereto with respect to the issuance and sale of up to $300,000,000 of the Company's medium term notes.

Dated:  August 31, 1999
        Columbia, South Carolina


s/B. L. Amick                                                 s/W. H. Hipp
B. L. Amick                                                   W. H. Hipp
Director                                                      Director


s/J. A. Bennett                                               s/L. M. Miller
J. A. Bennett                                                 L. M. Miller
Director                                                      Director


s/W. B. Bookhart, Jr.                                         s/J. B. Rhodes
W. B. Bookhart, Jr.                                           J. B. Rhodes
Director                                                      Director


s/H. M. Chapman                                               s/M. K. Sloan
H. M. Chapman                                                 M. K. Sloan
Director                                                      Director


s/E. T. Freeman                                               s/H. C. Stowe
E. T. Freeman                                                 H. C. Stowe
Director                                                      Director


s/L. M. Gressette, Jr.                                        s/W. B. Timmerman
L. M. Gressette, Jr.                                          W. B. Timmerman
Director                                                      Director


s/D. M. Hagood
D. M. Hagood
Director